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                                                                     EXHIBIT 4.2


                          HOMECOM COMMUNICATIONS, INC.
                   (Incorporated under the laws of Delaware)
    Authorized To Issue 15,000,000 Shares of Common Stock - $.0001 Par Value
              1,000,000 Shares of Preferred Stock - $.01 Par Value

THIS CERTIFIES THAT SPECIMEN is the registered holder of _______________ Shares of the authorized common stock of which are fully paid and non-assessable and which are transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ___ day of _____________ A.D., 19__


-------------------------------------     --------------------------------------
             Secretary                                President


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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM    --    as tenants in common
         TEN ENT    --    as tenants by the entireties
         JT TEN     --    as joint tenants with right of survivorship and not
                          as tenants in common

UNIF GIFT MIN ACT         --                      Custodian
                                ---------------------------------------------
                                (Cust)                         (Minor)
                                under Uniform Gifts to Minors Act

                                ---------------------------------------------
                                                 (State)

Additional abbreviations may also be used thought not in the above list.

         For value received, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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         PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                                        ----------------------------------------

         In presence of


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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.





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